UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09479

Name of Fund: The S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The S&P 500 Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 - Report to Stockholders

                                        The S&P 500(R)
                                        Protected Equity
                                        Fund, Inc.

                                        Semi-Annual Report
                                        March 31, 2005

The S&P 500(R) Protected Equity Fund, Inc.

Portfolio Information as of March 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
General Electric Company ............................................    2.7%
Exxon Mobil Corp. ...................................................    2.7
Microsoft Corp. .....................................................    1.7
Citigroup Inc. ......................................................    1.6
Johnson & Johnson ...................................................    1.4
Pfizer, Inc. ........................................................    1.4
Bank of America Corp. ...............................................    1.3
Wal-Mart Stores, Inc. ...............................................    1.2
International Business Machines Corp. ...............................    1.0
Intel Corp. .........................................................    1.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Oil & Gas ...........................................................    5.7%
Pharmaceuticals .....................................................    5.4
Commercial Banks ....................................................    4.4
Industrial Conglomerates ............................................    3.7
Insurance ...........................................................    3.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .........................................................    14.8%
Information Technology .............................................    11.3
Health Care ........................................................     9.7
Industrials ........................................................     9.0
Consumer Discretionary .............................................     8.5
Consumer Staples ...................................................     7.8
Energy .............................................................     6.6
Materials ..........................................................     2.4
Utilities ..........................................................     2.4
Telecommunication Services .........................................     2.3
Other* .............................................................    25.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to it shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

A Letter From the President

Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                      6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%         + 6.69%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00          + 5.41
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +15.13          +15.06
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47          + 1.15
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21          + 2.67
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39          + 7.84
-----------------------------------------------------------------------------------------------

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation. In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       3

A Discussion With Your Fund's Portfolio Managers

      In the context of a changeable market, the Fund continued to seek its investment objective of protecting investor principal.

How did the Fund perform during the period?

For the six-month period ended March 31, 2005, the Common Stock of The S&P 500(R) Protected Equity Fund, Inc. had a total investment return of -1.37%, based on a change in per share net asset value from $9.81 to $9.63, and assuming reinvestment of all distributions. The benchmark Standard & Poor's 500 (S&P 500) Index returned +6.88% for the same period. The disparity in returns is partly attributed to the fact that the protective put options in which the Fund invests (representing 26% of net assets at period-end) decrease in value as the S&P 500 Index increases. However, they also increase in value as the Index declines, thereby offering us a degree of downside protection not possible by investing in the Index alone.

From its inception (November 2, 1999), through March 31, 2005, the Fund had a total return of -3.11%, while the S&P 500 posted a cumulative total return of -5.27%. When the Fund matures, if the S&P 500 Index remains at current levels, we expect that the payout from the options and the stock value should be sufficient to pay back the original principal to investors. Of course, while the Fund is designed to deliver no loss in principal, this cannot be guaranteed.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the Nasdaq), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the semi-annual period.

Overall, the past six months was a positive period for U.S. equities, as evidenced by the S&P 500 Index's gain of 6.88%. In the fourth quarter of 2004, the S&P 500 returned +9.23%, supported by lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce was attributed to what many believe to be the most pro-business, pro-market legislative agenda since the Reagan era, as well as an approximately 23% decrease in the price of oil from its October 2004 high of $55.67 per barrel.

In the first quarter of 2005, the market turned downward, and the S&P 500 Index returned -2.15%. The environment during the quarter was largely influenced by mixed market data, increasing interest rates, disappointing earnings reports, and climbing oil prices. Oil prices exceeded $50 per barrel for the first time in several months, reaching as high as $56 per barrel, and earnings revisions activity continued to move in the wrong direction. Year-to-date earnings revisions have been negative, and the percentage of industries with rising earnings has continued to deteriorate.

How did you manage the portfolio during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 Price Index closed at 1,180.59 points on March 31, 2005. The value of these options at the Fund's maturity is intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.


4       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At March 31, 2005, 26% of the Fund's net assets was invested in put options and 74% in equities. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

How would you characterize the portfolio's position at the close of the period?

The Federal Reserve Board (the Fed) has continued to increase the federal funds rate 25 basis points (.25%) at seven consecutive meetings, bringing the short-term interest rate target from 1% in June 2004 to 2.75% as of period-end. The "measured" interest rate hikes, and the Fed's indication that it may continue raising interest rates, suggest that the central bankers are confident that the world's largest economy will continue to expand.

Preliminary gross domestic product (GDP) growth figures for the fourth quarter of 2004 were released in January, and came in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit. However, the fourth quarter GDP growth rate was later revised to a more favorable 3.8%. For 2004 as a whole, real GDP grew at a 4.4% annual rate, well ahead of 2003's annual rate of 3%.

With all of this in mind, we believe the Fund is well positioned to continue to meet its stated investment objective of protecting investor principal, regardless of the direction taken by the market.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo
Vice President and Co-Portfolio Manager

April 15, 2005

--------------------------------------------------------------------------------
We are pleased to announce that the day-to-day management of The S&P 500(R) Protected Equity Fund, Inc. is now run by Vincent J. Costa, Director of Merrill Lynch Investment Managers (MLIM) (Quantitative Investments) since 1999 and a Managing Director thereof since 2005; Debra L. Jelilian, Director of MLIM (Quantitative Investments) since 1999; and Jeffrey L. Russo, Director of MLIM (Quantitative Investments) since 2004 and Vice President of MLIM from 1999 to 2004.
--------------------------------------------------------------------------------

S&P 500 is a registered trademark of the McGraw-Hill Companies.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       5

Summary Schedule of Investments

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Aerospace & Defense                     10,849     United Technologies Corp.                    $ 1,102,909        0.4%
                                                   Other Securities                               3,899,144        1.3
                                                                                                -------------------------
                                                                                                  5,002,053        1.7
-------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                 23,700     United Parcel Service, Inc. Class B            1,723,938        0.6
                                                   Other Securities                                 632,462        0.2
                                                                                                -------------------------
                                                                                                  2,356,400        0.8
-------------------------------------------------------------------------------------------------------------------------
Airlines                                           Other Securities                                 307,635        0.1
-------------------------------------------------------------------------------------------------------------------------
Auto Components                                    Other Securities                                 398,450        0.1
-------------------------------------------------------------------------------------------------------------------------
Automobiles                                        Other Securities                               1,205,279        0.4
-------------------------------------------------------------------------------------------------------------------------
Beverages                               48,648     The Coca-Cola Co.                              2,027,162        0.7
                                        35,603     PepsiCo, Inc.                                  1,888,027        0.6
                                                   Other Securities                               1,311,643        0.4
                                                                                                -------------------------
                                                                                                  5,226,832        1.7
-------------------------------------------------------------------------------------------------------------------------
Biotechnology                           26,755     Amgen, Inc. (a)                                1,557,409        0.5
                                                   Other Securities                               1,175,657        0.4
                                                                                                -------------------------
                                                                                                  2,733,066        0.9
-------------------------------------------------------------------------------------------------------------------------
Building Products                                  Other Securities                                 525,268        0.2
-------------------------------------------------------------------------------------------------------------------------
Capital Markets                         19,800     Merrill Lynch & Co., Inc. (c)                  1,120,680        0.4
                                        23,637     Morgan Stanley                                 1,353,218        0.4
                                                   Other Securities                               3,921,569        1.3
                                                                                                -------------------------
                                                                                                  6,395,467        2.1
-------------------------------------------------------------------------------------------------------------------------
Chemicals                               21,153     E.I. du Pont de Nemours & Co.                  1,083,880        0.4
                                                   Other Securities                               3,033,779        1.0
                                                                                                -------------------------
                                                                                                  4,117,659        1.4
-------------------------------------------------------------------------------------------------------------------------
Commercial Banks                        86,004     Bank of America Corp.                          3,792,776        1.2
                                        39,743     U.S. Bancorp                                   1,145,393        0.4
                                        33,838     Wachovia Corp.                                 1,722,693        0.6
                                        35,966     Wells Fargo & Co.                              2,150,767        0.7
                                                   Other Securities                               4,571,881        1.5
                                                                                                -------------------------
                                                                                                 13,383,510        4.4
-------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                     Other Securities                               2,171,855        0.7
-------------------------------------------------------------------------------------------------------------------------
Communications Equipment               136,894     Cisco Systems, Inc. (a)(b)                     2,449,034        0.8
                                        34,904     Qualcomm, Inc. (a)                             1,279,232        0.4
                                                   Other Securities                               1,846,306        0.6
                                                                                                -------------------------
                                                                                                  5,574,572        1.8
-------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                 52,149     Dell, Inc. (a)                                 2,003,565        0.7
                                        62,225     Hewlett-Packard Co.                            1,365,216        0.5
                                        34,641     International Business Machines Corp.          3,165,495        1.0
                                                   Other Securities                               2,248,144        0.7
                                                                                                -------------------------
                                                                                                  8,782,420        2.9
-------------------------------------------------------------------------------------------------------------------------


6       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Construction & Engineering                         Other Securities                             $    85,639        0.0%
-------------------------------------------------------------------------------------------------------------------------
Construction Materials                             Other Securities                                 125,196        0.0
-------------------------------------------------------------------------------------------------------------------------
Consumer Finance                        25,322     American Express Co.                           1,300,791        0.4
                                                   Other Securities                               1,614,487        0.6
                                                                                                -------------------------
                                                                                                  2,915,278        1.0
-------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                             Other Securities                                 429,657        0.1
-------------------------------------------------------------------------------------------------------------------------
Distributors                                       Other Securities                                 165,566        0.1
-------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services         110,881     Citigroup, Inc.                                4,982,992        1.6
                                        75,317     JPMorgan Chase & Co.                           2,605,968        0.9
                                                   Other Securities                                 639,024        0.2
                                                                                                -------------------------
                                                                                                  8,227,984        2.7
-------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services  70,031     SBC Communications, Inc.                       1,659,034        0.6
                                        58,731     Verizon Communications, Inc.                   2,084,951        0.7
                                                   Other Securities                               2,704,255        0.8
                                                                                                -------------------------
                                                                                                  6,448,240        2.1
-------------------------------------------------------------------------------------------------------------------------
Electric Utilities                                 Other Securities                               4,840,487        1.6
-------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                               Other Securities                               1,043,478        0.3
-------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                 Other Securities                                 701,811        0.2
-------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                        Other Securities                               2,711,862        1.0
-------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                72,208     Wal-Mart Stores, Inc.                          3,618,343        1.2
                                                   Other Securities                               2,883,779        1.0
                                                                                                -------------------------
                                                                                                  6,502,122        2.2
-------------------------------------------------------------------------------------------------------------------------
Food Products                                      Other Securities                               2,808,616        0.9
-------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                      Other Securities                                 301,703        0.1
-------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies        25,648     Medtronic, Inc.                                1,306,766        0.4
                                                   Other Securities                               3,694,856        1.2
                                                                                                -------------------------
                                                                                                  5,001,622        1.6
-------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services        13,540     UnitedHealth Group, Inc.                       1,291,445        0.4
                                                   Other Securities                               4,546,373        1.5
                                                                                                -------------------------
                                                                                                  5,837,818        1.9
-------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                      Other Securities                               3,499,073        1.2
-------------------------------------------------------------------------------------------------------------------------
Household Durables                                 Other Securities                               1,324,080        0.4
-------------------------------------------------------------------------------------------------------------------------
Household Products                      53,514     Procter & Gamble Co.                           2,836,242        0.9
                                                   Other Securities                               1,385,585        0.5
                                                                                                -------------------------
                                                                                                  4,221,827        1.4
-------------------------------------------------------------------------------------------------------------------------
IT Services                                        Other Securities                               2,506,806        0.8
-------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                16,330     3M Co.                                         1,399,318        0.4
                                       224,932     General Electric Co.                           8,111,048        2.7
                                        42,626     Tyco International Ltd.                        1,440,759        0.5
                                                   Other Securities                                 234,531        0.1
                                                                                                -------------------------
                                                                                                 11,185,656        3.7
-------------------------------------------------------------------------------------------------------------------------
Insurance                               55,267     American International Group, Inc.             3,062,344        1.0
                                                   Other Securities                               6,363,395        2.1
                                                                                                -------------------------
                                                                                                  9,425,739        3.1
-------------------------------------------------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       7

                                        Shares                                                                 Percent of
Industry*                                 Held     Common Stocks                                   Value       Net Assets
=========================================================================================================================
Internet & Catalog Retail                          Other Securities                             $   968,760        0.3%
-------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                       Other Securities                                 957,878        0.3
-------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                       Other Securities                                 512,904        0.2
-------------------------------------------------------------------------------------------------------------------------
Machinery                                          Other Securities                               3,302,451        1.1
-------------------------------------------------------------------------------------------------------------------------
Media                                   97,520     Time Warner, Inc. (a)(e)                       1,711,476        0.6
                                        36,183     Viacom, Inc. Class B                           1,260,254        0.4
                                        43,461     Walt Disney Co.                                1,248,635        0.4
                                                   Other Securities                               4,884,633        1.6
                                                                                                -------------------------
                                                                                                  9,104,998        3.0
-------------------------------------------------------------------------------------------------------------------------
Metals & Mining                                    Other Securities                               1,654,149        0.5
-------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power                Other Securities                               2,091,636        0.7
-------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                   Other Securities                               2,583,274        0.9
-------------------------------------------------------------------------------------------------------------------------
Office Electronics                                 Other Securities                                 284,532        0.1
-------------------------------------------------------------------------------------------------------------------------
Oil & Gas                               44,582     ChevronTexaco Corp.                            2,599,576        0.8
                                        14,988     ConocoPhillips                                 1,616,306        0.5
                                       135,268     Exxon Mobil Corp.                              8,061,973        2.7
                                                   Other Securities                               5,101,927        1.7
                                                                                                -------------------------
                                                                                                 17,379,782        5.7
-------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                            Other Securities                               1,030,721        0.3
-------------------------------------------------------------------------------------------------------------------------
Personal Products                                  Other Securities                               1,597,328        0.5
-------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                         33,091     Abbott Laboratories                            1,542,702        0.5
                                        24,037     Eli Lilly & Co.                                1,252,328        0.4
                                        63,084     Johnson & Johnson                              4,236,721        1.4
                                        47,070     Merck & Co., Inc.                              1,523,656        0.5
                                       158,838     Pfizer, Inc.                                   4,172,674        1.4
                                        28,657     Wyeth                                          1,208,752        0.4
                                                   Other Securities                               2,260,902        0.8
                                                                                                -------------------------
                                                                                                 16,197,735        5.4
-------------------------------------------------------------------------------------------------------------------------
Real Estate                                        Other Securities                               1,210,423        0.4
-------------------------------------------------------------------------------------------------------------------------
Retail                                             Other Securities                                 189,918        0.1
-------------------------------------------------------------------------------------------------------------------------
Road & Rail                                        Other Securities                               1,323,807        0.4
-------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor         131,921     Intel Corp.                                    3,064,525        1.0
Equipment                                          Other Securities                               3,953,435        1.3
                                                                                                -------------------------
                                                                                                  7,017,960        2.3
-------------------------------------------------------------------------------------------------------------------------
Software                               215,126     Microsoft Corp. (a)(b)                         5,199,595        1.7
                                        96,158     Oracle Corp. (a)                               1,200,052        0.4
                                                   Other Securities                               2,310,064        0.8
                                                                                                -------------------------
                                                                                                  8,709,711        2.9
-------------------------------------------------------------------------------------------------------------------------
Specialty Retail                        46,665     Home Depot, Inc.                               1,784,470        0.6
                                                   Other Securities                               3,594,479        1.2
                                                                                                -------------------------
                                                                                                  5,378,949        1.8
-------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                   Other Securities                               1,001,493        0.3
-------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance              20,617     Fannie Mae                                     1,122,596        0.4
                                                   Other Securities                               2,715,556        0.9
                                                                                                -------------------------
                                                                                                  3,838,152        1.3
-------------------------------------------------------------------------------------------------------------------------
Tobacco                                 43,916     Altria Group, Inc.                             2,871,667        1.0
                                                   Other Securities                                 395,913        0.1
                                                                                                -------------------------
                                                                                                  3,267,580        1.1
-------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                   Other Securities                                 102,683        0.0
-------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                         Other Securities                                 680,176        0.2
Services
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Common Stocks
                                                   (Cost--$253,486,542)                         228,877,726       75.4


8       THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Summary Schedule of Investments (concluded)

                                                                                                               Percent of
                           Beneficial Interest     Short-Term Securities                           Value       Net Assets
=========================================================================================================================
                                   $ 6,453,652     Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I (c)                          $  6,453,652        2.1%
                                     1,974,650     Merrill Lynch Liquidity Series, LLC Money
                                                   Market Series (c)(d)                           1,974,650        0.7
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Investments in Short-Term Securities
                                                   (Cost--$8,428,302)                             8,428,302        2.8
=========================================================================================================================

                           Number of Contracts     Put Options Purchased
=========================================================================================================================
                                        69,745     S&P European, expiring October 2007 at
                                                   US$1,639, Broker Banque AIG                   20,579,454        6.8
                                        79,045     S&P European, expiring October 2007 at
                                                   US$1,639, Broker Credit Suisse
                                                   Financial Product                             23,323,577        7.7
                                        83,694     S&P European, expiring October 2007 at
                                                   US$1,639, Broker UBS AG, London               24,695,345        8.1
-------------------------------------------------------------------------------------------------------------------------
                                                   Total Put Options Purchased
                                                   (Premiums Paid--$44,408,620)                  68,598,376       22.6
=========================================================================================================================
Total Investments (Cost--$306,323,464**)                                                        305,904,404      100.8

Liabilities in Excess of Other Assets                                                            (2,383,712)      (0.8)
                                                                                               --------------------------
Net Assets                                                                                     $303,520,692      100.0%
                                                                                               ==========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $306,460,049
                                                                   ============
      Gross unrealized appreciation .............................  $ 65,899,986
      Gross unrealized depreciation .............................   (66,455,631)
                                                                   ------------
      Net unrealized depreciation ...............................  $   (555,645)
                                                                   ============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                              500       $ 6,176
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $ 506,554       $73,314
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ 360,500       $   668
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or portion of security, is on loan.

      Financial futures contracts purchased as of March 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration          Face         Unrealized
      Contracts       Issue            Date             Value       Depreciation
      --------------------------------------------------------------------------
         22       S&P 500 Index      June 2005       $6,686,024      $(174,574)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005       9

Statement of Assets, Liabilities and Capital

As of March 31, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (including securities
               loaned of $1,917,316) (identified cost--$252,228,900) .....................                      $ 227,757,046
              Investments in affiliated securities, at value (identified cost--$9,685,944)                          9,548,982
              Options purchased, at value (premiums paid--$44,408,620) ...................                         68,598,376
              Receivables:
                 Dividends ...............................................................    $     330,195
                 Interest from affiliates ................................................           14,339
                 Securities lending ......................................................              322           344,856
                                                                                              -------------
              Other assets ...............................................................                              9,115
                                                                                                                -------------
              Total assets ...............................................................                        306,258,375
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
              Collateral on securities loaned, at value ..................................                          1,974,650
              Payables:
                 Investment adviser ......................................................          754,783
                 Variation margin ........................................................            8,250           763,033
                                                                                              -------------------------------
              Total liabilities ..........................................................                          2,737,683
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
              Net assets .................................................................                      $ 303,520,692
                                                                                                                =============
=============================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------
              Common Stock, par value $.10 per share, 200,000,000 shares authorized ......                      $   3,151,000
              Paid-in capital in excess of par ...........................................                        311,948,996
              Undistributed investment income--net .......................................    $     278,793
              Accumulated realized capital losses--net ...................................      (11,264,463)
              Unrealized depreciation--net ...............................................         (593,634)
                                                                                              -------------
              Total accumulated losses--net ..............................................                        (11,579,304)
                                                                                                                -------------
              Total Capital--Equivalent to $9.63 per share based on 31,510,000 shares
               of Common Stock outstanding (market price--$8.90) .........................                      $ 303,520,692
                                                                                                                =============

      See Notes to Financial Statements.


10      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Statement of Operations

For the Six Months Ended March 31, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
              Dividends (including $6,176 from affiliates) ...............................                      $   2,758,423
              Interest from affiliates ...................................................                             73,314
              Securities lending--net ....................................................                                668
                                                                                                                -------------
              Total income ...............................................................                          2,832,405
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
              Investment advisory fees ...................................................    $   1,536,006
              Directors' fees and expenses ...............................................           20,259
                                                                                              -------------
              Total expenses .............................................................                          1,556,265
                                                                                                                -------------
              Investment income--net .....................................................                          1,276,140
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
              Realized gain (loss) on:
                 Investments--net ........................................................         (383,391)
                 Financial futures contracts--net ........................................          586,415           203,024
                                                                                              -------------
              Change in unrealized appreciation/depreciation on:
                 Investments--net ........................................................       (5,465,515)
                 Financial futures contracts--net ........................................         (133,087)       (5,598,602)
                                                                                              -------------------------------
              Total realized and unrealized loss--net ....................................                         (5,395,578)
                                                                                                                -------------
              Net Decrease in Net Assets Resulting from Operations .......................                      $  (4,119,438)
                                                                                                                =============

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      11

Statements of Changes in Net Assets

                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                                 March 31,      September 30,
Increase (Decrease) in Net Assets:                                                                 2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
              Investment income--net .....................................................    $   1,276,140     $     715,667
              Realized gain (loss)--net ..................................................          203,024           (85,276)
              Change in unrealized appreciation/depreciation--net ........................       (5,598,602)        2,853,621
                                                                                              -------------------------------
              Net increase (decrease) in net assets resulting from operations ............       (4,119,438)        3,484,012
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
              Investment income--net .....................................................       (1,475,015)         (410,008)
                                                                                              -------------------------------
              Net decrease in net assets resulting from dividends to shareholders ........       (1,475,015)         (410,008)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
              Total increase (decrease) in net assets ....................................       (5,594,453)        3,074,004
              Beginning of period ........................................................      309,115,145       306,041,141
                                                                                              -------------------------------
              End of period* .............................................................    $ 303,520,692     $ 309,115,145
                                                                                              ===============================
                 * Undistributed investment income--net ..................................    $     278,793     $     477,668
                                                                                              ===============================

      See Notes to Financial Statements.


12      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Financial Highlights

                                                             For the Six
                                                             Months Ended                For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,      ----------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period .....   $   9.81       $   9.71       $   9.31       $   8.87      $  10.16
                                                               -------------------------------------------------------------------
                  Investment income--net ...................        .04++          .02++          .01++          .02            --@@
                  Realized and unrealized gain (loss)--net .       (.17)           .09            .40            .43         (1.28)
                                                               -------------------------------------------------------------------
                  Total from investment operations .........       (.13)           .11            .41            .45         (1.28)
                                                               -------------------------------------------------------------------
                  Less dividends from investment income--net       (.05)          (.01)          (.01)          (.01)         (.01)
                                                               -------------------------------------------------------------------
                  Net asset value, end of period ...........   $   9.63       $   9.81       $   9.71       $   9.31      $   8.87
                                                               -------------------------------------------------------------------
                  Market price per share, end of period ....   $   8.90       $   9.13       $   8.89       $   8.35      $   8.45
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .......      (1.37%)@        1.16%          4.30%          4.96%       (12.70%)
                                                               ===================================================================
                  Based on market price per share ..........      (2.06%)@        2.84%          6.47%         (1.18%)       (8.65%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses .................................       1.01%*         1.01%          1.01%          1.02%         1.01%
                                                               ===================================================================
                  Investment income--net ...................        .83%*          .23%           .09%           .09%          .06%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) .   $303,521       $309,115       $306,041       $293,414      $279,566
                                                               ===================================================================
                  Portfolio turnover .......................       2.55%          5.73%           .15%           .71%         3.59%
                                                               ===================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++    Based on average shares outstanding.
@     Aggregate total investment return.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      13

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


14      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      15

Notes to Financial Statements (concluded)

& Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended March 31, 2005, MLIM, LLC received $281 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., MLPF&S, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $8,158,738 and $7,679,617, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

5. Capital Loss Carryforward:

On September 30, 2004, the Fund had a net capital loss carryforward of $10,846,977, of which $1,767,935 expires in 2010 and $9,079,042 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.


16      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Vincent J. Costa, Vice President and Co-Portfolio Manager
Debra L. Jelilian, Vice President and Co-Portfolio Manager
Jeffrey L. Russo, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase and Co.
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Nasdaq Symbol

PEFX

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of The S&P 500(R) Protected Equity Fund, Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund. Effective February 28, 2005, Mr. Doll became President and Director of the Fund.
--------------------------------------------------------------------------------


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      17

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objectives, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involved the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by the Investment Adviser on the fees and expenses and the investment performance of the Fund as compared to certain similar closed end funds; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of any Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement, the independent directors' and Board's review included the following:


18      THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. While the Board reviews performance data at least quarterly, you should know that, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Fund's performance was consistent with its investment objective and the special investment and portfolio management strategies employed by the Fund to seek to achieve that objective.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio managers and noted that each member of the Fund's portfolio management team has more than ten years' experience investing in equity securities and managing assets to track an index. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's management fee and fee rate as a percentage of total assets at a common asset compared to the other, similarly managed funds. It also compares the Fund's total expenses to those of other, similarly managed funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Fund ranked generally below the median of its comparable funds with respect to its management fee rate and at the median with respect to its overall operating expenses. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that -- given the Fund's closed-end structure -- the Fund's assets are not likely to increase and have not reached a level where such economies are effectively available. The Board will continue to review the availability of such economies of scale if the Fund's assets increase to a level where economies can effectively be realized. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        THE S&P 500(R) PROTECTED EQUITY FUND, INC.        MARCH 31, 2005      19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #SPPEQ -- 3/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.7%                  17,702  Boeing Co.                                                        $   1,034,859
                                             4,285  General Dynamics Corp.                                                  458,709
                                             2,323  Goodrich Corp.                                                           88,948
                                            17,813  Honeywell International, Inc.                                           662,822
                                             2,687  L-3 Communications Holdings, Inc.                                       190,831
                                             8,889  Lockheed Martin Corp.                                                   542,762
                                             7,144  Northrop Grumman Corp.                                                  385,633
                                             8,854  Raytheon Co.                                                            342,650
                                             4,033  Rockwell Collins, Inc.                                                  191,930
                                            10,849  United Technologies Corp.                                             1,102,909
                                                                                                                      -------------
                                                                                                                          5,002,053
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.8%               6,158  FedEx Corp.                                                             578,544
                                             1,293  Ryder System, Inc.                                                       53,918
                                            23,700  United Parcel Service, Inc. Class B                                   1,723,938
                                                                                                                      -------------
                                                                                                                          2,356,400
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                              2,698  Delta Air Lines, Inc. (a)(e)                                             10,927
                                             2,314  Louisiana-Pacific Corp.                                                  58,174
                                            16,751  Southwest Airlines Co.                                                  238,534
                                                                                                                      -------------
                                                                                                                            307,635
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                       1,593  Cooper Tire & Rubber Co.                                                 29,247
                                             3,325  Dana Corp.                                                               42,527
                                            12,369  Delphi Corp.                                                             55,413
                                             3,497  The Goodyear Tire & Rubber Co. (a)                                       46,685
                                             3,730  Johnson Controls, Inc.                                                  207,985
                                             2,906  Visteon Corp.                                                            16,593
                                                                                                                      -------------
                                                                                                                            398,450
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.4%                          40,270  Ford Motor Co.                                                          456,259
                                            12,719  General Motors Corp. (e)                                                373,811
                                             6,496  Harley-Davidson, Inc.                                                   375,209
                                                                                                                      -------------
                                                                                                                          1,205,279
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 1.7%                            15,856  Anheuser-Busch Cos., Inc.                                               751,416
                                             2,454  Brown-Forman Corp. Class B                                              134,356
                                            48,648  The Coca-Cola Co.                                                     2,027,162
                                             8,282  Coca-Cola Enterprises, Inc.                                             169,947
                                             1,548  Molson Coors Brewing Co. Class B                                        119,459
                                             4,900  Pepsi Bottling Group, Inc.                                              136,465
                                            35,603  PepsiCo, Inc.                                                         1,888,027
                                                                                                                      -------------
                                                                                                                          5,226,832
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.9%                        26,755  Amgen, Inc. (a)                                                       1,557,409
                                             4,696  Applera Corp. - Applied Biosystems Group                                 92,699
                                             6,685  Biogen Idec, Inc. (a)                                                   230,699
                                             3,532  Chiron Corp. (a)                                                        123,832
                                             4,900  Genzyme Corp. (a)                                                       280,476
                                             9,400  Gilead Sciences, Inc. (a)                                               336,520
                                             4,680  Medimmune, Inc. (a)                                                     111,431
                                                                                                                      -------------
                                                                                                                          2,733,066
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                     3,900  American Standard Cos., Inc.                                            181,272
                                             9,922  Masco Corp.                                                             343,996
                                                                                                                      -------------
                                                                                                                            525,268
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.1%                      15,390  The Bank of New York Co., Inc.                                          447,079
                                             2,210  The Bear Stearns Cos., Inc.                                             220,779
                                            25,672  The Charles Schwab Corp.                                                269,813
                                             6,700  E*Trade Financial Corp. (a)                                              80,400
                                             1,600  Federated Investors, Inc. Class B                                        45,296
                                             4,509  Franklin Resources, Inc.                                                309,543
                                             9,700  Goldman Sachs Group, Inc.                                             1,066,903
                                             4,888  Janus Capital Group, Inc.                                                68,188
                                             5,830  Lehman Brothers Holdings, Inc.                                          548,953
                                             8,304  Mellon Financial Corp.                                                  236,996
                                            19,800  Merrill Lynch & Co., Inc. (c)                                         1,120,680
                                            23,637  Morgan Stanley                                                        1,353,218
                                             4,200  Northern Trust Corp.                                                    182,448
                                             6,522  State Street Corp.                                                      285,142
                                             2,695  T. Rowe Price Group, Inc.                                               160,029
                                                                                                                      -------------
                                                                                                                          6,395,467
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.4%                             4,267  Air Products & Chemicals, Inc.                                    $     270,058
                                            19,767  The Dow Chemical Co.                                                    985,385
                                            21,153  E.I. Du Pont de Nemours & Co.                                         1,083,880
                                             1,700  Eastman Chemical Co.                                                    100,300
                                             5,560  Ecolab, Inc.                                                            183,758
                                             2,878  Engelhard Corp.                                                          86,426
                                             1,166  Great Lakes Chemical Corp.                                               37,452
                                             2,341  Hercules, Inc. (a)                                                       33,898
                                             2,131  International Flavors & Fragrances, Inc.                                 84,174
                                             5,384  Monsanto Co.                                                            347,268
                                             3,729  PPG Industries, Inc.                                                    266,698
                                             6,536  Praxair, Inc.                                                           312,813
                                             4,613  Rohm & Haas Co.                                                         221,424
                                             1,700  Sigma-Aldrich Corp.                                                     104,125
                                                                                                                      -------------
                                                                                                                          4,117,659
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.4%                      8,152  AmSouth Bancorp                                                         211,544
                                            10,744  BB&T Corp.                                                              419,876
                                            86,004  Bank of America Corp.                                                 3,792,776
                                             3,941  Comerica, Inc.                                                          217,070
                                             3,167  Compass Bancshares, Inc.                                                143,782
                                            11,690  Fifth Third Bancorp                                                     502,436
                                             2,100  First Horizon National Corp.                                             85,659
                                             5,540  Huntington Bancshares, Inc.                                             132,406
                                             9,409  Keycorp                                                                 305,322
                                             2,200  M&T Bank Corp.                                                          224,532
                                             4,100  Marshall & Ilsley Corp.                                                 171,175
                                            13,223  National City Corp.                                                     442,971
                                             9,200  North Fork Bancorporation, Inc.                                         255,208
                                             5,361  PNC Financial Services Group, Inc.                                      275,984
                                            10,408  Regions Financial Corp.                                                 337,219
                                             7,327  SunTrust Banks, Inc.                                                    528,057
                                             6,309  Synovus Financial Corp.                                                 175,769
                                            39,743  U.S. Bancorp                                                          1,145,393
                                            33,838  Wachovia Corp.                                                        1,722,693
                                            35,966  Wells Fargo & Co.                                                     2,150,767
                                             2,070  Zions Bancorporation                                                    142,871
                                                                                                                      -------------
                                                                                                                         13,383,510
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.7%        5,694  Allied Waste Industries, Inc. (a)                                        41,623
                                             3,700  Apollo Group, Inc. Class A (a)                                          274,022
                                             2,491  Avery Dennison Corp.                                                    154,268
                                            21,220  Cendant Corp.                                                           435,859
                                             3,060  Cintas Corp.                                                            126,409
                                             2,040  Equifax, Inc.                                                            62,608
                                             3,396  H&R Block, Inc.                                                         171,770
                                             2,360  Monster Worldwide, Inc. (a)                                              66,198
                                             5,432  Pitney Bowes, Inc.                                                      245,092
                                             3,784  R.R. Donnelley & Sons Co.                                               119,650
                                             3,860  Robert Half International, Inc.                                         104,066
                                            12,835  Waste Management, Inc.                                                  370,290
                                                                                                                      -------------
                                                                                                                          2,171,855
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 1.8%             17,180  ADC Telecommunications, Inc. (a)                                         34,188
                                             2,689  Andrew Corp. (a)                                                         31,488
                                            10,014  Avaya, Inc. (a)                                                         116,964
                                            14,815  Ciena Corp. (a)                                                          25,482
                                           136,894  Cisco Systems, Inc. (a)(b)                                            2,449,034
                                             4,066  Comverse Technology, Inc. (a)(e)                                        102,545
                                            28,173  Corning, Inc. (a)                                                       313,565
                                            28,971  JDS Uniphase Corp. (a)                                                   48,382
                                            88,764  Lucent Technologies, Inc. (a)                                           244,101
                                            51,165  Motorola, Inc.                                                          765,940
                                            34,904  Qualcomm, Inc. (a)                                                    1,279,232
                                             3,456  Scientific-Atlanta, Inc.                                                 97,528
                                             9,058  Tellabs, Inc. (a)                                                        66,123
                                                                                                                      -------------
                                                                                                                          5,574,572
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 2.9%              17,096  Apple Computer, Inc. (a)                                          $     712,390
                                            52,149  Dell, Inc. (a)                                                        2,003,565
                                            49,174  EMC Corp. (a)                                                           605,824
                                             7,112  Gateway, Inc. (a)                                                        28,661
                                            62,225  Hewlett-Packard Co.                                                   1,365,216
                                            34,641  International Business Machines Corp.                                 3,165,495
                                             2,465  Lexmark International, Inc. Class A (a)                                 197,126
                                             4,240  NCR Corp. (a)                                                           143,058
                                             7,091  Network Appliance, Inc. (a)                                             196,137
                                             2,010  QLogic Corp. (a)                                                         81,405
                                            70,184  Sun Microsystems, Inc. (a)                                              283,543
                                                                                                                      -------------
                                                                                                                          8,782,420
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.0%            1,545  Fluor Corp.                                                              85,639
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.0%                2,203  Vulcan Materials Co.                                                    125,196
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.0%                     25,322  American Express Co.                                                  1,300,791
                                             4,987  Capital One Financial Corp.                                             372,878
                                            27,322  MBNA Corp.                                                              670,755
                                             6,328  Providian Financial Corp. (a)                                           108,588
                                             9,275  SLM Corp.                                                               462,266
                                                                                                                      -------------
                                                                                                                          2,915,278
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%                2,400  Ball Corp.                                                               99,552
                                             2,408  Bemis Co.                                                                74,937
                                             3,491  Pactiv Corp. (a)                                                         81,515
                                             1,825  Sealed Air Corp. (a)                                                     94,791
                                             1,087  Temple-Inland, Inc.                                                      78,862
                                                                                                                      -------------
                                                                                                                            429,657
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                          3,807  Genuine Parts Co.                                                       165,566
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 2.7%        4,000  CIT Group, Inc.                                                         152,000
                                           110,881  Citigroup, Inc.                                                       4,982,992
                                            75,317  JPMorgan Chase & Co.                                                  2,605,968
                                             3,167  Moody's Corp.                                                           256,084
                                             6,000  Principal Financial Group                                               230,940
                                                                                                                      -------------
                                                                                                                          8,227,984
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication               17,088  AT&T Corp.                                                              320,400
Services - 2.1%                              6,808  Alltel Corp.                                                            373,419
                                            37,451  BellSouth Corp.                                                         984,587
                                             3,111  CenturyTel, Inc.                                                        102,165
                                             6,280  Citizens Communications Co.                                              81,263
                                            39,293  Qwest Communications International (a)                                  145,384
                                            70,031  SBC Communications, Inc.                                              1,659,034
                                            30,639  Sprint Corp.                                                            697,037
                                            58,731  Verizon Communications, Inc.                                          2,084,951
                                                                                                                      -------------
                                                                                                                          6,448,240
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.6%                    2,730  Allegheny Energy, Inc. (a)                                               56,402
                                             3,458  Ameren Corp.                                                            169,477
                                             8,888  American Electric Power Co., Inc.                                       302,725
                                             6,564  Centerpoint Energy, Inc.                                                 78,965
                                             3,557  Cinergy Corp.                                                           144,130
                                             4,665  Consolidated Edison, Inc.                                               196,770
                                             3,628  DTE Energy Co.                                                          165,001
                                             7,175  Edison International                                                    249,116
                                             4,858  Entergy Corp.                                                           343,266
                                            14,472  Exelon Corp.                                                            664,120
                                             7,816  FPL Group, Inc.                                                         313,812
                                             7,054  FirstEnergy Corp.                                                       295,915
                                             8,237  PG&E Corp.                                                              280,882
                                             3,501  PPL Corp.                                                               189,019
                                             1,851  Pinnacle West Capital Corp.                                              78,686
                                             4,822  Progress Energy, Inc.                                                   202,283
                                            15,078  The Southern Co.                                                        479,933
                                             2,945  TECO Energy, Inc.                                                        46,178
                                             5,204  TXU Corp.                                                               414,395
                                             9,861  Xcel Energy, Inc.                                                       169,412
                                                                                                                      -------------
                                                                                                                          4,840,487
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.3%                  4,300  American Power Conversion Corp.                                         112,273
                                             2,075  Cooper Industries Ltd. Class A                                          148,404
                                             8,538  Emerson Electric Co.                                                    554,372
                                             4,033  Rockwell Automation, Inc.                                               228,429
                                                                                                                      -------------
                                                                                                                          1,043,478
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                      10,110  Agilent Technologies, Inc. (a)                                    $     224,442
Instruments - 0.2%                           4,160  Jabil Circuit, Inc. (a)                                                 118,643
                                             4,301  Molex, Inc.                                                             113,374
                                            11,537  Sanmina-SCI Corp. (a)                                                    60,223
                                            17,978  Solectron Corp. (a)                                                      62,384
                                             4,987  Symbol Technologies, Inc.                                                72,262
                                             2,058  Tektronix, Inc.                                                          50,483
                                                                                                                      -------------
                                                                                                                            701,811
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.0%           2,900  BJ Services Co.                                                         150,452
                                             7,369  Baker Hughes, Inc.                                                      327,847
                                            10,044  Halliburton Co.                                                         434,403
                                             3,230  Nabors Industries Ltd. (a)                                              191,022
                                             3,981  National Oilwell Varco, Inc. (a)                                        185,910
                                             2,700  Noble Corp.                                                             151,767
                                             2,115  Rowan Cos., Inc.                                                         63,302
                                            12,016  Schlumberger Ltd.                                                       846,888
                                             7,001  Transocean, Inc. (a)                                                    360,271
                                                                                                                      -------------
                                                                                                                          2,711,862
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.2%              8,414  Albertson's, Inc.                                                       173,749
                                             7,953  CVS Corp.                                                               418,487
                                             9,364  Costco Wholesale Corp.                                                  413,702
                                            14,245  The Kroger Co. (a)                                                      228,347
                                             8,424  Safeway, Inc. (a)                                                       156,097
                                             2,901  Supervalu, Inc.                                                          96,748
                                            12,703  Sysco Corp.                                                             454,767
                                            72,208  Wal-Mart Stores, Inc.                                                 3,618,343
                                            21,204  Walgreen Co.                                                            941,882
                                                                                                                      -------------
                                                                                                                          6,502,122
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.9%                        12,807  Archer-Daniels-Midland Co.                                              314,796
                                             7,687  Campbell Soup Co.                                                       223,077
                                            11,485  ConAgra Foods, Inc.                                                     310,325
                                             7,274  General Mills, Inc.                                                     357,517
                                             7,658  HJ Heinz Co.                                                            282,121
                                             4,416  Hershey Foods Corp.                                                     266,991
                                             8,063  Kellogg Co.                                                             348,886
                                             2,100  McCormick & Co., Inc.                                                    72,303
                                            17,374  Sara Lee Corp.                                                          385,008
                                             3,776  Wm. Wrigley Jr. Co.                                                     247,592
                                                                                                                      -------------
                                                                                                                          2,808,616
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                         3,300  KeySpan Corp.                                                           128,601
                                               986  Nicor, Inc.                                                              36,571
                                             4,488  NiSource, Inc.                                                          102,282
                                               817  Peoples Energy Corp.                                                     34,249
                                                                                                                      -------------
                                                                                                                            301,703
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                      1,217  Bausch & Lomb, Inc.                                                      89,206
Supplies - 1.6%                             12,584  Baxter International, Inc.                                              427,604
                                             4,861  Becton Dickinson & Co.                                                  283,980
                                             5,631  Biomet, Inc.                                                            204,405
                                            16,572  Boston Scientific Corp. (a)                                             485,394
                                             2,358  CR Bard, Inc.                                                           160,533
                                             2,700  Fisher Scientific International (a)                                     153,684
                                             6,857  Guidant Corp.                                                           506,732
                                             3,269  Hospira, Inc. (a)                                                       105,491
                                            25,648  Medtronic, Inc.                                                       1,306,766
                                               736  Millipore Corp. (a)                                                      31,942
                                             2,222  PerkinElmer, Inc.                                                        45,840
                                             6,996  St. Jude Medical, Inc. (a)                                              251,856
                                             8,380  Stryker Corp.                                                           373,832
                                             3,977  Thermo Electron Corp. (a)                                               100,578
                                             2,200  Waters Corp. (a)                                                         78,738
                                             5,077  Zimmer Holdings, Inc. (a)                                               395,041
                                                                                                                      -------------
                                                                                                                          5,001,622
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                      6,040  Aetna, Inc.                                                             452,698
Services - 1.9%                              2,240  AmerisourceBergen Corp.                                                 128,330
                                             8,713  Cardinal Health, Inc.                                                   486,185
                                             9,796  Caremark Rx, Inc. (a)                                                   389,685
                                             2,696  Cigna Corp.                                                             240,753
                                             1,400  Express Scripts, Inc. (a)                                               122,066
                                             8,201  HCA, Inc.                                                               439,328
                                             5,400  Health Management Associates, Inc. Class A                              141,372

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services             3,758  Humana, Inc. (a)                                                  $     120,031
(concluded)                                  5,519  IMS Health, Inc.                                                        134,608
                                             3,200  Laboratory Corp. of America Holdings (a)                                154,240
                                             2,267  Manor Care, Inc.                                                         82,428
                                             5,874  McKesson Corp.                                                          221,743
                                             5,986  Medco Health Solutions, Inc. (a)                                        296,726
                                             2,000  Quest Diagnostics                                                       210,260
                                            10,705  Tenet Healthcare Corp. (a)                                              123,429
                                            13,540  UnitedHealth Group, Inc.                                              1,291,445
                                             6,402  WellPoint, Inc. (a)                                                     802,491
                                                                                                                      -------------
                                                                                                                          5,837,818
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.2%        11,514  Carnival Corp.                                                          596,540
                                             3,940  Darden Restaurants, Inc.                                                120,879
                                             2,605  Harrah's Entertainment, Inc.                                            168,231
                                             8,129  Hilton Hotels Corp.                                                     181,683
                                             6,800  International Game Technology                                           181,288
                                             4,599  Marriott International, Inc. Class A                                    307,489
                                            26,166  McDonald's Corp.                                                        814,809
                                             8,354  Starbucks Corp. (a)                                                     431,568
                                             4,315  Starwood Hotels & Resorts Worldwide, Inc.                               259,029
                                             2,534  Wendy's International, Inc.                                              98,927
                                             6,536  Yum! Brands, Inc.                                                       338,630
                                                                                                                      -------------
                                                                                                                          3,499,073
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.4%                    1,760  Black & Decker Corp.                                                    139,022
                                             2,544  Centex Corp.                                                            145,695
                                             3,317  Fortune Brands, Inc.                                                    267,450
                                               847  KB HOME                                                                  99,489
                                             4,328  Leggett & Platt, Inc.                                                   124,993
                                             1,690  Maytag Corp.                                                             23,609
                                             5,890  Newell Rubbermaid, Inc.                                                 129,227
                                             2,568  Pulte Homes, Inc.                                                       189,082
                                             1,272  Snap-On, Inc.                                                            40,437
                                             1,896  The Stanley Works                                                        85,832
                                             1,170  Whirlpool Corp.                                                          79,244
                                                                                                                      -------------
                                                                                                                          1,324,080
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.4%                    2,706  Clorox Co.                                                              170,451
                                            10,549  Colgate-Palmolive Co.                                                   550,341
                                            10,114  Kimberly-Clark Corp.                                                    664,793
                                            53,514  Procter & Gamble Co.                                                  2,836,242
                                                                                                                      -------------
                                                                                                                          4,221,827
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.8%                           2,400  Affiliated Computer Services, Inc. Class A (a)                          127,776
                                            12,640  Automatic Data Processing, Inc.                                         568,168
                                             3,734  Computer Sciences Corp. (a)                                             171,204
                                             3,585  Convergys Corp. (a)                                                      53,524
                                            10,333  Electronic Data Systems Corp.                                           213,583
                                            16,707  First Data Corp.                                                        656,752
                                             3,632  Fiserv, Inc. (a)                                                        144,554
                                             8,225  Paychex, Inc.                                                           269,945
                                             2,867  Sabre Holdings Corp. Class A                                             62,730
                                             5,500  Sungard Data Systems, Inc. (a)                                          189,750
                                             6,915  Unisys Corp. (a)                                                         48,820
                                                                                                                      -------------
                                                                                                                          2,506,806
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.7%             16,330  3M Co.                                                                1,399,318
                                           224,932  General Electric Co.                                                  8,111,048
                                             3,143  Textron, Inc.                                                           234,531
                                            42,626  Tyco International Ltd.                                               1,440,759
                                                                                                                      -------------
                                                                                                                         11,185,656
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.1%                             5,300  ACE Ltd.                                                                218,731
                                             2,340  AMBAC Financial Group, Inc.                                             174,915
                                             5,794  AON Corp.                                                               132,335
                                             9,873  Aflac, Inc.                                                             367,868
                                            14,545  The Allstate Corp.                                                      786,303
                                            55,267  American International Group, Inc.                                    3,062,344
                                             3,856  Chubb Corp.                                                             305,665
                                             3,713  Cincinnati Financial Corp.                                              161,924
                                             5,922  Hartford Financial Services Group, Inc.                                 406,012
                                             3,348  Jefferson-Pilot Corp.                                                   164,219
                                             4,134  Lincoln National Corp.                                                  186,609
                                             3,698  Loews Corp.                                                             271,951
                                             3,291  MBIA, Inc.                                                              172,053

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance (concluded)                       10,552  Marsh & McLennan Cos., Inc.                                       $     320,992
                                            16,102  Metlife, Inc.                                                           629,588
                                             4,000  The Progressive Corp.                                                   367,040
                                            10,800  Prudential Financial, Inc.                                              619,920
                                             2,865  Safeco Corp.                                                            139,554
                                            13,525  The St. Paul Travelers Cos., Inc.                                       496,773
                                             2,277  Torchmark Corp.                                                         118,859
                                             5,296  UnumProvident Corp.                                                      90,138
                                             3,205  XL Capital Ltd. Class A                                                 231,946
                                                                                                                      -------------
                                                                                                                          9,425,739
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.3%            26,000  eBay, Inc. (a)                                                          968,760
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 0.3%         28,256  Yahoo!, Inc. (a)                                                        957,878
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%          1,923  Brunswick Corp.                                                          90,093
                                             5,484  Eastman Kodak Co.                                                       178,504
                                             3,773  Hasbro, Inc.                                                             77,158
                                             7,829  Mattel, Inc.                                                            167,149
                                                                                                                      -------------
                                                                                                                            512,904
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.1%                             6,995  Caterpillar, Inc.                                                       639,623
                                               964  Cummins, Inc.                                                            67,817
                                             6,346  Danaher Corp.                                                           338,940
                                             5,179  Deere & Co.                                                             347,666
                                             4,477  Dover Corp.                                                             169,186
                                             3,094  Eaton Corp.                                                             202,348
                                             1,924  ITT Industries, Inc.                                                    173,622
                                             5,876  Illinois Tool Works, Inc.                                               526,078
                                             3,704  Ingersoll-Rand Co. Class A                                              295,024
                                                 1  Kadant, Inc. (a)                                                             19
                                             1,322  Navistar International Corp. (a)                                         48,121
                                             3,631  Paccar, Inc.                                                            262,848
                                             2,755  Pall Corp.                                                               74,716
                                             2,568  Parker Hannifin Corp.                                                   156,443
                                                                                                                      -------------
                                                                                                                          3,302,451
-----------------------------------------------------------------------------------------------------------------------------------
Media - 3.0%                                11,721  Clear Channel Communications, Inc.                                      404,023
                                            30,767  Comcast Corp. Class A (a)                                             1,039,309
                                            16,060  Comcast Corp. Special Class A (a)                                       536,404
                                             1,951  Dow Jones & Co., Inc.                                                    72,909
                                             4,987  Gannett Co., Inc.                                                       394,372
                                             8,258  Interpublic Group of Cos., Inc. (a)                                     101,408
                                             1,421  Knight-Ridder, Inc.                                                      95,562
                                             4,230  The McGraw-Hill Cos., Inc.                                              369,067
                                             1,094  Meredith Corp.                                                           51,145
                                             3,505  New York Times Co. Class A                                              128,213
                                            54,300  News Corp. Class A                                                      918,756
                                             4,077  Omnicom Group                                                           360,896
                                            97,520  Time Warner, Inc. (a)(e)                                              1,711,476
                                             5,969  Tribune Co.                                                             237,984
                                             6,305  Univision Communications, Inc. Class A (a)                              174,585
                                            36,183  Viacom, Inc. Class B                                                  1,260,254
                                            43,461  Walt Disney Co.                                                       1,248,635
                                                                                                                      -------------
                                                                                                                          9,104,998
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.5%                      18,599  Alcoa, Inc.                                                             565,224
                                             1,816  Allegheny Technologies, Inc.                                             43,784
                                             3,768  Freeport-McMoRan Copper & Gold, Inc. Class B                            149,250
                                             8,796  Newmont Mining Corp.                                                    371,631
                                             3,424  Nucor Corp.                                                             197,085
                                             1,899  Phelps Dodge Corp.                                                      193,185
                                             2,635  United States Steel Corp.                                               133,990
                                                                                                                      -------------
                                                                                                                          1,654,149
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated               14,138  The AES Corp. (a)                                                       231,580
Power - 0.7%                                 2,872  CMS Energy Corp. (a)                                                     37,451
                                            14,023  Calpine Corp. (a)(e)                                                     39,264
                                             3,607  Constellation Energy Group, Inc.                                        186,482
                                             6,854  Dominion Resources, Inc.                                                510,143
                                            20,938  Duke Energy Corp.                                                       586,473
                                            10,241  Dynegy, Inc. Class A (a)                                                 40,042
                                                 1  National Grid Transco Plc                                                    47
                                             5,178  Public Service Enterprise Group, Inc.                                   281,631
                                             4,481  Sempra Energy                                                           178,523
                                                                                                                      -------------
                                                                                                                          2,091,636
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.9%                      1,235  Big Lots, Inc. (a)                                                $      14,845
                                             1,871  Dillard's, Inc. Class A                                                  50,330
                                             7,338  Dollar General Corp.                                                    160,776
                                             3,785  Family Dollar Stores, Inc.                                              114,913
                                             3,862  Federated Department Stores                                             245,778
                                             5,766  JC Penney Co., Inc.                                                     299,371
                                             6,994  Kohl's Corp. (a)                                                        361,100
                                             6,544  The May Department Stores Co.                                           242,259
                                             2,961  Nordstrom, Inc.                                                         163,980
                                            18,591  Target Corp.                                                            929,922
                                                                                                                      -------------
                                                                                                                          2,583,274
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                   18,781  Xerox Corp. (a)                                                         284,532
-----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas - 5.7%                             1,957  Amerada Hess Corp.                                                      188,283
                                             5,370  Anadarko Petroleum Corp.                                                408,657
                                             6,486  Apache Corp.                                                            397,138
                                             1,562  Ashland, Inc.                                                           105,388
                                             8,710  Burlington Resources, Inc.                                              436,110
                                            44,582  ChevronTexaco Corp.                                                   2,599,576
                                            14,988  ConocoPhillips                                                        1,616,306
                                             9,570  Devon Energy Corp.                                                      456,967
                                             5,200  EOG Resources, Inc.                                                     253,448
                                            14,607  El Paso Corp.                                                           154,542
                                           135,268  Exxon Mobil Corp.                                                     8,061,973
                                             3,271  Kerr-McGee Corp.                                                        256,217
                                             2,528  Kinder Morgan, Inc.                                                     191,370
                                             6,860  Marathon Oil Corp.                                                      321,871
                                             8,021  Occidental Petroleum Corp.                                              570,855
                                             1,645  Sunoco, Inc.                                                            170,290
                                             5,368  Unocal Corp.                                                            331,152
                                             5,300  Valero Energy Corp.                                                     388,331
                                            11,322  Williams Cos., Inc.                                                     212,967
                                             7,867  XTO Energy, Inc.                                                        258,341
                                                                                                                      -------------
                                                                                                                         17,379,782
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%               4,965  Georgia-Pacific Corp.                                                   176,208
                                            10,636  International Paper Co.                                                 391,298
                                             4,362  MeadWestvaco Corp.                                                      138,799
                                             4,736  Weyerhaeuser Co.                                                        324,416
                                                                                                                      -------------
                                                                                                                          1,030,721
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.5%                     1,927  Alberto-Culver Co. Class B                                               92,226
                                            10,278  Avon Products, Inc.                                                     441,337
                                            21,073  The Gillette Co.                                                      1,063,765
                                                                                                                      -------------
                                                                                                                          1,597,328
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.4%                      33,091  Abbott Laboratories                                                   1,542,702
                                             2,487  Allergan, Inc.                                                          172,772
                                            40,577  Bristol-Myers Squibb Co.                                              1,033,090
                                            24,037  Eli Lilly & Co.                                                       1,252,328
                                             7,840  Forest Laboratories, Inc. (a)                                           289,688
                                            63,084  Johnson & Johnson                                                     4,236,721
                                             5,336  King Pharmaceuticals, Inc. (a)                                           44,342
                                            47,070  Merck & Co., Inc.                                                     1,523,656
                                             4,900  Mylan Laboratories                                                       86,828
                                           158,838  Pfizer, Inc.                                                          4,172,674
                                            31,003  Schering-Plough Corp.                                                   562,704
                                             2,326  Watson Pharmaceuticals, Inc. (a)                                         71,478
                                            28,657  Wyeth                                                                 1,208,752
                                                                                                                      -------------
                                                                                                                         16,197,735
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.4%                           1,700  Apartment Investment & Management Co. Class A                            63,240
                                             4,800  Archstone-Smith Trust                                                   163,728
                                             9,200  Equity Office Properties Trust                                          277,196
                                             5,700  Equity Residential                                                      183,597
                                             3,000  Plum Creek Timber Co., Inc.                                             107,100
                                             3,200  Prologis                                                                118,720
                                             4,900  Simon Property Group, Inc.                                              296,842
                                                                                                                      -------------
                                                                                                                          1,210,423
-----------------------------------------------------------------------------------------------------------------------------------
Retail - 0.1%                                1,426  Sears Holdings Corp. (a)                                                189,918
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.4%                           8,422  Burlington Northern Santa Fe Corp.                                      454,198
                                             4,695  CSX Corp.                                                               195,547
                                             8,456  Norfolk Southern Corp.                                                  313,295
                                             5,176  Union Pacific Corp.                                                     360,767
                                                                                                                      -------------
                                                                                                                          1,323,807
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (continued)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor               7,576  Advanced Micro Devices, Inc. (a)                                  $     122,125
Equipment - 2.3%                             8,413  Altera Corp. (a)                                                        166,409
                                             7,987  Analog Devices, Inc.                                                    288,650
                                            34,046  Applied Materials, Inc.                                                 553,247
                                             6,597  Applied Micro Circuits Corp. (a)                                         21,704
                                             6,525  Broadcom Corp. Class A (a)                                              195,228
                                             9,029  Freescale Semiconductor, Inc. Class B (a)                               155,750
                                           131,921  Intel Corp.                                                           3,064,525
                                             3,806  Kla-Tencor Corp.                                                        175,114
                                             7,908  LSI Logic Corp. (a)                                                      44,206
                                             6,904  Linear Technology Corp.                                                 264,492
                                             7,204  Maxim Integrated Products, Inc.                                         294,427
                                            13,114  Micron Technology, Inc. (a)                                             135,599
                                             7,670  National Semiconductor Corp.                                            158,079
                                             2,770  Novellus Systems, Inc. (a)                                               74,042
                                             2,900  Nvidia Corp. (a)                                                         68,904
                                             3,610  PMC - Sierra, Inc. (a)                                                   31,768
                                             3,818  Teradyne, Inc. (a)                                                       55,743
                                            36,710  Texas Instruments, Inc.                                                 935,738
                                             7,260  Xilinx, Inc.                                                            212,210
                                                                                                                      -------------
                                                                                                                          7,017,960
-----------------------------------------------------------------------------------------------------------------------------------
Software - 2.9%                              5,211  Adobe Systems, Inc.                                                     350,023
                                             4,744  Autodesk, Inc.                                                          141,181
                                             5,285  BMC Software, Inc. (a)                                                   79,275
                                             3,929  Citrix Systems, Inc. (a)                                                 93,589
                                            11,734  Computer Associates International, Inc.                                 317,991
                                             8,118  Compuware Corp. (a)                                                      58,450
                                             6,400  Electronic Arts, Inc. (a)                                               331,392
                                             3,740  Intuit, Inc. (a)                                                        163,700
                                             1,830  Mercury Interactive Corp. (a)                                            86,705
                                           215,126  Microsoft Corp. (a)(b)                                                5,199,595
                                             7,920  Novell, Inc. (a)                                                         47,203
                                            96,158  Oracle Corp. (a)                                                      1,200,052
                                             5,874  Parametric Technology Corp. (a)                                          32,836
                                             9,974  Siebel Systems, Inc. (a)                                                 91,063
                                            14,700  Symantec Corp. (a)                                                      313,551
                                             8,747  Veritas Software Corp. (a)                                              203,105
                                                                                                                      -------------
                                                                                                                          8,709,711
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.8%                      4,600  Autonation, Inc. (a)                                                     87,124
                                             1,465  Autozone, Inc. (a)                                                      125,550
                                             6,330  Bed Bath & Beyond, Inc. (a)                                             231,298
                                             6,586  Best Buy Co., Inc.                                                      355,710
                                             4,523  Circuit City Stores, Inc.                                                72,594
                                            16,318  The Gap, Inc.                                                           356,385
                                            46,665  Home Depot, Inc.                                                      1,784,470
                                             8,098  Limited Brands                                                          196,781
                                            16,420  Lowe's Cos., Inc.                                                       937,418
                                             6,583  Office Depot, Inc. (a)                                                  146,011
                                             1,313  OfficeMax, Inc.                                                          43,986
                                             3,882  RadioShack Corp.                                                         95,109
                                             3,448  The Sherwin-Williams Co.                                                151,678
                                            10,034  Staples, Inc.                                                           315,369
                                            10,330  TJX Cos., Inc.                                                          254,428
                                             3,264  Tiffany & Co.                                                           112,673
                                             4,362  Toys R US, Inc. (a)                                                     112,365
                                                                                                                      -------------
                                                                                                                          5,378,949
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury                   3,700  Coach, Inc. (a)                                                         209,531
Goods - 0.3%                                 2,100  Jones Apparel Group, Inc.                                                70,329
                                             2,286  Liz Claiborne, Inc.                                                      91,737
                                             5,124  Nike, Inc. Class B                                                      426,880
                                             1,292  Reebok International Ltd.                                                57,236
                                             2,465  V.F. Corp.                                                              145,780
                                                                                                                      -------------
                                                                                                                          1,001,493
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.3%           11,598  Countrywide Financial Corp.                                             376,471
                                            20,617  Fannie Mae                                                            1,122,596
                                            14,544  Freddie Mac                                                             919,181
                                             6,426  Golden West Financial Corp.                                             388,773
                                             2,322  MGIC Investment Corp.                                                   143,198
                                             8,200  Sovereign Bancorp, Inc.                                                 181,712
                                            17,879  Washington Mutual, Inc.                                                 706,221
                                                                                                                      -------------
                                                                                                                          3,838,152
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of March 31, 2005 (concluded)

Industry*                              Shares Held  Common Stocks                                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.1%                              43,916  Altria Group, Inc.                                                $   2,871,667
                                             2,600  Reynolds American, Inc.                                                 209,534
                                             3,605  UST, Inc.                                                               186,379
                                                                                                                      -------------
                                                                                                                          3,267,580
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies &                          1,649  WW Grainger, Inc.                                                       102,683
Distributors - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                  23,933  Nextel Communications, Inc. Class A (a)                                 680,176
Services - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Common Stocks   (Cost - $253,486,542) - 75.4%                 228,877,726
-----------------------------------------------------------------------------------------------------------------------------------

                               Beneficial Interest  Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                       $ 6,453,652  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)           6,453,652
                                         1,974,650  Merrill Lynch Liquidity Series, LLC Money Market Series (c)(d)        1,974,650
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Short-Term Securities  (Cost - $8,428,302) - 2.8%               8,428,302
-----------------------------------------------------------------------------------------------------------------------------------

                               Number of Contracts  Put Options Purchased
-----------------------------------------------------------------------------------------------------------------------------------
                                            69,745  S&P 500 European, expiring October 2007 at US $1,639,
                                                    Broker Banque AIG                                                    20,579,454
                                            79,045  S&P 500 European, expiring October 2007 at US $1,639,
                                                    Broker Credit Suisse Financial Product                               23,323,577
                                            83,694  S&P 500 European, expiring October 2007 at US $1,639,
                                                    Broker UBS AG, London                                                24,695,345
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Total Put Options Purchased
                                                    (Premiums Paid - $44,408,620) - 22.6%                                68,598,376
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost - $306,323,464**) - 100.8%                                                                      305,904,404

Liabilities in Excess of Other Assets - (0.8%)                                                                           (2,383,712)
                                                                                                                      -------------
Net Assets - 100.0%                                                                                                   $ 303,520,692
                                                                                                                      =============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      -----------------------------------------------------------------------------------
                                                                                Interest/
                                                                                 Dividend
      Affiliate                                                Net Activity        Income
      -----------------------------------------------------------------------------------
      Merrill Lynch & Co. Inc.                                          500      $  6,176
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $ 506,554      $ 73,314
      Merrill Lynch Liquidity Series, LLC Money Market Series     $ 360,500      $    668
      -----------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or portion of security, is on loan.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 306,460,049
                                                                  =============
      Gross unrealized appreciation                               $  65,899,986
      Gross unrealized depreciation                                 (66,455,631)
                                                                  -------------
      Net unrealized depreciation                                 $    (555,645)
                                                                  =============

      Financial futures contracts purchased as of March 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                     Expiration       Face             Unrealized
      Contracts     Issue                 Date       Value          Depreciation
      --------------------------------------------------------------------------
          22        S&P 500 Index    June 2005    $ 6,686,024        $ (174,574)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The S&P 500 Protected Equity Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    The S&P 500 Protected Equity Fund, Inc.

Date: May 23, 2005